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                                                                   EXHIBIT 10.32

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (as same may be renewed, extended, modified, restated amended and/or rearranged, the "FIRST AMENDMENT") dated effective as of February 1, 2002, is between MOUNTAIN COMPRESSED AIR, INC., a Texas corporation (hereinafter referred to as "BORROWER") and WELLS FARGO ENERGY CAPITAL, INC. ("LENDER").

                                    RECITALS:

         A. Lender and Borrower entered into that certain Credit Agreement dated as of February 6, 2001, as same may be amended or restated from time to time (the "AGREEMENT) in conjunction with additional senior secured credit facility from Wells Fargo Bank Texas, National Association ("WFB"), dated February 6, 2001 (the "SENIOR CREDIT FACILITY");.

         B. Allis-Chalmers Corporation, a Delaware corporation
("ALLIS-CHALMERS") has acquired all of the outstanding stock of Borrower's parent, OilQuip Rental Tools, Inc. (the "PARENT"). In connection with the merger, Borrower obtained an increase in funds available under the Senior Credit Facility.

         C. Pursuant to Borrower's and Allis-Chalmers' request that Lender (i) consent to the merger of Parent into Allis-Chalmers, (ii) consent to an increase in the Line of Credit Note under the Senior Credit Facility by $700,000 to $1,200,000, and (iii) exchange that certain Warrant to purchase 1,350,000 Shares of the Common Stock of Borrower, dated February 6, 2001, held by Lender with a Warrant to purchase 465,000 Shares of the Common Stock of Allis-Chalmers, in favor of Lender (collectively, the "LOAN MODIFICATIONS"), as more particularly agreed to into that certain Warrant Purchase Agreement dated effective as of February 1, 2002, between Allis-Chalmers and Lender.

         D. Lender and Borrower entered into that certain Letter Agreement dated August 23, 2001, wherein Lender agreed to waive compliance with SECTION 5.04 and
SECTION 5.09 of the Agreement and consented to the Loan Modifications and pledge of additional collateral (the "FIRST AMENDMENT COLLATERAL") to WFB, provided Borrower execute and deliver in conjunction therewith any and all security agreements, financing statements, and/or other documentation requested by, and satisfactory to, Lender to effect a pledge of the First Amendment Collateral on a second lien basis to Lender.

         E. Allis-Chalmers executed that certain General Pledge Agreement (the "ALLIS-CHALMERS PLEDGE") pledging, among other things, 100 shares of stock (being one hundred percent (100%) of the stock of all kinds and classes) of Parent, securing all present and future Indebtedness by Borrower to Lender, including, without limitation, payment of the $2,000,000.00 Term Note referred to in the Agreement (the "NOTE").

         F. Borrower has requested that Lender, among other things, permit Borrower to sell Houston Dynamic Service, Inc., a Texas corporation ("HOUSTON DYNAMIC"). Lender has agreed to do so, subject to the terms and conditions contained herein.

         G. Borrower and Lender now desire to enter into this First Amendment on the terms set forth herein.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                  GENERAL TERMS

         Section 1.1 TERMS DEFINED IN AGREEMENT. As used in this First Amendment, except as may otherwise be provided herein, all capitalized terms which are defined in the Agreement, as amended, have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference.

         Section 1.2 CONFIRMATION AND EXTENT OF CHANGES. All terms which are defined or referred to in the Agreement shall remain unchanged except as otherwise specifically provided in this First Amendment. It is hereby confirmed that the term "AGREEMENT" includes the Agreement as amended by this First Amendment.

                                    ARTICLE 2

                                   AMENDMENTS

         Section 2.1 AMENDMENT TO SECTION 1.2(c). Effective as of the date hereof, Section 1.2(c) of the Agreement is hereby amended to read in its entirety as follows:

                  "(c) WARRANT. Allis-Chalmers Corporation, a Delaware corporation ("ALLIS CHALMERS"), shall sell and issue to Lender a warrant to purchase 465,000 shares of stock of Allis-Chalmers in the form of Warrant A to that certain Warrant Purchase Agreement (the "WARRANT PURCHASE AGREEMENT") dated effective as of February 1, 2002, between Allis-Chalmers and Lender, attached hereto as EXHIBIT B."

         Section 2.2 Addition of Section 2.15. Effective as of the date hereof,
Section 2.15 is hereby added as follows:

                  "Section 2.15. ALLIS-CHALMERS AND SUBSIDIARIES. Allis-Chalmers is a Delaware corporation that owns one hundred percent (100%) of the stock of all kinds and classes of Parent which is a Delaware corporation that owns one hundred percent (100%) of the stock of all kinds and classes of Borrower, which is a Texas corporation that owns one hundred percent (100%) of the stock of all kinds and classes of Houston Dynamic, which stock is being sold to Clayton Lau pursuant to the terms and conditions set forth in that certain Stock Purchase Agreement dated as of November 30, 2001, between Borrower and Clayton Lau."

         Section 2.3 ADDITION OF SECTION 2.16. Effective as of the date hereof,
Section 2.16 is hereby added as follows:

                  "Allis-Chalmers and OilQuip are in compliance in all material respects with all applicable provisions of ERISA; neither Allis-Chalmers nor OilQuip has violated any provision of any defined employee pension benefit plan (as defined in ERISA) maintained or contributed to by any of said parties (each, a "PLAN") no Reportable Event as defined in ERISA has occurred and is continuing with respect to any Plan initiated by any of said parties; all of said parties have met their minimum funding requirements under ERISA with respect to each Plan, and each Plan will be able to fulfill its benefit obligations as they come due in accordance with the Plan documents and generally accepted accounting principles. All previous problems and matters with the Pension Benefit Guaranty Corporation by any of said parties have been fully resolved and disclosed to Lender."

         Section 2.4 AMENDMENT TO SECTION 4.03. Effective as of the date hereof,
Section 4.03 is hereby amended to read in its entirety as follows:

                  "4.03 FINANCIAL STATEMENTS. Allis-Chalmers will promptly furnish to Lender from time to time upon request such information regarding the business and affairs and financial condition of Allis-Chalmers and its Subsidiaries (as used herein, "SUBSIDIARY" shall mean any corporation of which more than 50% of the issued and outstanding securities having ordinary voting power for the election of directors is owned or controlled, directly or indirectly, by Allis-Chalmers and/or one or more of its subsidiaries) as Lender may reasonably request, and will furnish to Lender:

                           (a) Annual Reports - promptly after becoming available and in any event within 90 days after the close of each fiscal year of Allis-Chalmers, the audited consolidated and consolidating balance sheets of Allis-Chalmers and its Subsidiaries as at the end of such year, the audited consolidated and consolidating statements of profit and loss of Allis-Chalmers and its Subsidiaries for such year and the audited consolidated and consolidating statements of reconciliation of capital accounts of the Borrower and its Subsidiaries for such year, setting forth in each case for fiscal years ending after December 31, 2000, in comparative form the corresponding figures for the preceding fiscal year, accompanied by the related report of independent public accountants acceptable to Lender which report shall be to the effect that such statements have been prepared in accordance with generally accepted accounting principles consistently followed throughout the period indicated except for such changes in such principles with which the independent public accountants shall have concurred; and

                           (b) Quarterly Reports - promptly after becoming available and in any event within 45 days after the end of each of the first three quarterly periods in each fiscal year of Allis-Chalmers, the consolidated and consolidating balance sheets of Allis-Chalmers and its Subsidiaries as at the end of such period, the consolidated and consolidating statements of profit and loss of Allis-Chalmers and its

         Subsidiaries for such quarter and for the period from the beginning of the fiscal year to the close of such quarter, and the consolidated and consolidating statement of reconciliation of capital accounts of Allis-Chalmers and its Subsidiaries for such quarter and for the period from the beginning of the fiscal year to the close of such quarter, setting forth in each case for fiscal years ending after December 31, 2000, in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, certified by the principal financial officer of Allis-Chalmers to have been prepared in accordance with generally accepted accounting principles consistently followed throughout the period indicated except to the extent stated therein, subject to normal changes resulting from year-end adjustment;

                           (c) Audit Reports - promptly upon receipt thereof, one copy of each other report submitted to Allis-Chalmers or any Subsidiary by independent accountants in connection with any annual, interim or special audit made by them of the books of Allis-Chalmers or any Subsidiary;

                           (d) contemporaneously with each annual and quarterly financial statement of Borrower required hereby, a certificate of a senior financial officer of Borrower that said financial statements are accurate, showing the calculations confirming Borrower's compliance with all financial covenants and that there exists no Event of Default nor any condition, act or event which with the giving of notice or the passage of time or both would constitute an Event of Default;

                           (e) SEC and Other Reports - promptly upon their becoming available, one copy of each financial statement, report, notice or proxy statement sent by Allis-Chalmers to stockholders generally, and of each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by Borrower with or received by Borrower in connection therewith from, any securities exchange or the Securities and Exchange Commission or any successor agency; and

                           (f) From time to time such other information as Lender may reasonably request.

         Section 2.5 AMENDMENT TO SECTION 4.09. Effective as of the date hereof,
Section 4.09 of the Agreement is hereby amended to read in its entirety as follows:

                  "4.09 FINANCIAL CONDITION. Maintain, or cause to be maintained, Borrower's financial condition as follows using generally accepted accounting principles consistently applied and used consistently with prior practices (except to the extent modified by the definitions herein):

                  (a) Beginning September 30, 2001, Tangible Net Worth not at any time less than eighty-five percent (85%) of Tangible Net Worth as of June 30, 2001 (plus seventy-five percent (75%) of cumulative net income after June 30, 2001, excluding any fiscal quarters in which net income is negative), plus one hundred percent (100%) of equity offerings after the date hereof, with "TANGIBLE NET WORTH" defined herein as the aggregate of total stockholders' equity plus the Seller Note less any intangible assets.

                  (b) Borrower shall maintain a Fixed Charge Coverage Ratio not less than 1.1 to 1.0 for the twelve (12) month period ending on the last day of each fiscal quarter, beginning with the fiscal quarter ending March 31, 2001, with "EBITDA" defined herein as net income plus interest charges, plus taxes, plus depreciation, amortization and non-cash charges on a trailing twelve (12) month basis and with "FIXED CHARGE COVERAGE Ratio" defined herein as (i) EBITDA plus applicable operating lease payments less unfinanced capital expenditures divided by (ii) the aggregate of total interest charges (excluding any applicable paid-in-kind ("PIK") charges), scheduled principal payments, operating lease payments, cash dividends paid, and paid taxes for the same period. EBITDA will be computed on a trailing twelve (12) months basis. Through September 30, 2001, fixed charges will be annualized. Thereafter, fixed charges will be on a trailing twelve (12) month basis.

                  (c) Beginning December 31, 2002, Borrower shall maintain a Total Funded Debt to EBITDA Ratio not more than 2.50 to 1.0; and 2.0 to
         1.0 for each quarter thereafter, with "TOTAL FUNDED DEBT TO EBITDA RATIO" defined as Total Funded Debt divided by the twelve (12) trailing months EBITDA. "TOTAL FUNDED DEBT" is defined herein as all interest-bearing obligations of Borrower, whether secured or unsecured, senior or subordinated, (excluding the Seller Note).

                  (d) Notwithstanding anything to the contrary contained in this
         Section 4.09, Lender hereby waives Borrower's Default in this Section
         4.09 for the time period ending September 30, 2001 and Lender agrees to forebear exercising any remedy due to said Defaults. This is a limited, one-time waiver only and only applies to the above Defaults ending the period September 30, 2001 and shall not affect Lender's right to enforce strict compliance with all other terms and conditions of the Loan Documents including, without limitation, compliance with this
         Section 4.09 for all time periods other than the period ending September 30, 2001.

         Section 2.6 AMENDMENT TO SECTION 5.05. Effective as of the date hereof,
Section 5.05 of the Agreement is hereby amended to read in its entirety as follows:

                  "5.05 MERGER, CONSOLIDATION, TRANSFER OF ASSETS. Merge into or consolidate with any other entity; make any substantial change in the nature of Borrower's business as conducted as of the date hereof; acquire all or substantially all of the assets of any other entity; nor sell, lease, transfer or otherwise dispose of all or a substantial or material portion of Borrower's assets except in the ordinary course of business; PROVIDED HOWEVER, Borrower may sell to Clayton Lau the stock of Houston Dynamic pursuant to the terms and conditions set forth in that certain Stock Purchase Agreement dated as of November 30, 2001, between Borrower and Clayton Lau."

         Section 2.7 Effective as of the date hereof, Section 6.01(j) of this Agreement is hereby amended to read in its entirety as follows:

                  "(j) Any "EVENT OF DEFAULT" as defined under the WF Bank Loan Documents, the WF Finance Loan Documents, the Loan Agreement dated February 1, 2002, between Allis-Chalmers and Lender, or the Seller Note, the Lau-Houston Dynamic Note or any amendments, modifications or restatements thereof."

         Section 2.8 EXHIBIT B. Effective as of the date hereof, Exhibit B to the Agreement is hereby deleted in its entirety and Exhibit B attached hereto is substituted in lieu thereof.

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

         In order to induce Lender to enter into this First Amendment and to continue to make the loans provided for in the Agreement, Borrower represents and warrants (which representations and warranties will survive the execution and delivery hereof and will be deemed for all purposes to be additional representations and warranties of the Agreement) that:

         Section 3.1 REPRESENTATIONS AND WARRANTIES OF THE AGREEMENT AND THE LOAN DOCUMENTS. The representations and warranties of Borrower contained in the Agreement and the Loan Documents and otherwise made in writing by or on behalf of Borrower pursuant to the Agreement and the Loan Documents were true and correct when made, and are true and correct in all material respects at and as of the time of delivery of this First Amendment, except for such changes in the facts represented and warranted or amended by this First Amendment as are not in violation of the Agreement and the Loan Documents.

         Section 3.2 COMPLIANCE WITH OBLIGATIONS. Borrower has performed and complied with all agreements and conditions contained in the Agreement and the Loan Documents required to be performed or complied with by Borrower prior to or at the time of delivery of this First Amendment.

         Section 3.3 DEFAULTS. There exists, and after giving effect to this First Amendment, will exist, no default or Event of Default, or any condition, or act which constitutes, or with notice or lapse of time (or both) would constitute an event of default under any loan agreement, note agreement, or trust indenture to which Borrower is a party.

         Section 3.4 NO AMENDMENTS. Nothing in Article 3 of this First Amendment is intended to amend any of the representations or warranties of the Agreement.

                                    ARTICLE 4

                                   CONDITIONS

         Lender has relied upon the representations and warranties contained in this First Amendment in agreeing to the amendments and supplements to the Agreement set forth herein and the amendments and supplements to the Agreement set forth herein are conditioned upon and subject to the accuracy of each and every representation and warranty of Borrower made or referred to herein, to the performance by Borrower of its obligations to be performed under the Agreement and the Loan Documents on or before the date of this First Amendment and to the following further conditions:

         Section 4.1 THE NOTE. Houston Dynamic and Clayton Lau shall have duly and validly issued, executed and delivered to Borrower that certain promissory note in the principal amount of Nine Hundred Thirty Thousand Dollars ($930,000.00) (as same may be renewed, extended or modified and all promissory notes executed in renewal, extension, modification or substitution therefore, "LAU-HOUSTON DYNAMIC NOTE") and Borrower shall endorse and deliver to WFB the Lau-Houston Dynamic Note pursuant to the terms and provisions of that certain Collateral Assignment of Note and Liens of even date herewith by and between Borrower and Lender, and such other documentation requested by, and satisfactory to, Lender to effectuate a pledge of the Lau-Houston Dynamic Note on a second lien basis to Lender.

         Section 4.2 COLLATERAL ASSIGNMENT OF NOTE AND LIENS. Borrower shall have duly and validly executed and delivered to Lender a Collateral Assignment of Note and Liens in form and substance satisfactory to Lender.

         Section 4.3 WARRANT. Borrower shall sell and issue to Lender a warrant to purchase 465,000 shares of the common stock of Allis-Chalmers at $0.15 per share ("WARRANT A") as more particularly set forth in that certain Warrant Purchase Agreement and Shareholder's Agreement of even date herewith between Borrower and Lender, attached hereto as EXHIBIT B.

         Section 4.4 SECURITY AGREEMENT. Borrower shall have duly and validly issued, executed, and delivered to Lender a Security Agreement and related financing statements and other documents required to be executed by Lender in form and substance satisfactory to Lender.

         Section 4.5 GENERAL PLEDGE AGREEMENT. Allis-Chalmers shall have duly and validly issued, executed, and delivered to Lender a General Pledge Agreement and related financing statements and other documents required to be executed by Lender in form and substance satisfactory to Lender.

         Section 4.6 OFFICER'S CERTIFICATE. Lender shall have received a certificate of the officers of Borrower setting forth (i) resolutions of its boards of directors in form and substance satisfactory to Lender authorizing Borrower (and such other parties as may be required by Lender) to execute the Loan Documents to which it is party, and (ii) specimen signatures of the officers so authorized.

         Section 4.7 ADDITIONAL DOCUMENTATION. Borrower shall deliver to Lender such additional approvals, opinions or documents as Lender may reasonably require.

                                    ARTICLE 5

                                  MISCELLANEOUS

         Section 5.1 LOAN DOCUMENTS. All Loan Documents shall secure the indebtedness and obligations previously secured by such Loan Documents, as such indebtedness and obligations are affected by this First Amendment (including, without limitation, the Note), whether or not such Loan Documents shall be expressly amended or supplemented in connection with this First Amendment.

         Section 5.2 EXTENT OF AMENDMENTS. Except as otherwise expressly provided herein, the Agreement, the Loan Documents and the other instruments and agreements referred to therein are not amended, modified or affected by this First Amendment.

         Section 5.3 EFFECTIVE DATE. Except as otherwise expressly provided herein, the effective date of all provisions of this First Amendment shall be the date of execution indicated below.

         Section 5.4 TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS. All titles or headings to articles, sections, subsections or other divisions of this First Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections, or other divisions, such other content being controlling as to the Agreement among the parties hereto.

         Section 5.5 COUNTERPARTS. This First Amendment may be executed in two or more counterparts. It will not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 5.6 ENTIRE AGREEMENT. THIS FIRST AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS FIRST AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS FIRST AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS FIRST AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.


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                          SIGNATURE PAGES TO FOLLOW.]





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         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the 1st day of February, 2002.


                                        LENDER:

                                        WELLS FARGO ENERGY CAPITAL, INC.,


                                        By:   /S/ GARY MILAVEC
                                              --------------------------
                                              Gary Milavec
                                              Senior Vice President

                                      BORROWER:

                                      MOUNTAIN COMPRESSED AIR, INC.


                                      By:   /S/ MUNAWAR H. HIDAYATALLAH
                                            ------------------------------------
                                            Munawar H. Hidayatallah
                                            Chairman and Chief Executive Officer


OilQuip Rentals, Inc. hereby consents and agrees to this First Amendment and agrees to comply with and be bound by all the terms hereof.

                                      OilQuip Rentals, Inc.,
                                      a Delaware corporation


                                      By:   /S/ MUNAWAR H. HIDAYATALLAH
                                            ------------------------------------
                                            Munawar H. Hidayatallah
                                           Chairman and Chief Executive Officer


Allis-Chalmers hereby consents and agrees to this First Amendment and agrees to comply with and be bound by all the terms hereof.


                                      GUARANTOR:
                                      Allis-Chalmers Company,
                                      a Delaware corporation


                                      By:   /S/ MUNAWAR H. HIDAYATALLAH
                                            ------------------------------------
                                            Munawar H. Hidayatallah
                                           Chairman and Chief Executive Officer

                                      S-2